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                                POWER OF ATTORNEY                 EXHIBIT(c)(24)


         KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Gerald H. Lipkin and Peter Southway and each of them, his attorney-in-fact, each with power of substitution, for him in any and all capacities, to sign the Annual Report on Form 10-K of Valley National Bancorp for the fiscal year ended December 31, 1996 and any and all amendments, and to file the same, with exhibits thereto with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

Signature                               Date
---------                               ----




  /s/  ANDREW B. ABRAMSON
----------------------------------      January 28, 1997
Andrew B. Abramson, Director


  /s/  PAMELA BRONANDER
----------------------------------      February 18, 1997
Pamela Bronander, Director


  /s/  JOSEPH, COCCIA, JR.
----------------------------------      February 18, 1997
Joseph Coccia, Jr., Director


  /s/  AUSTIN C. DRUKKER
----------------------------------      January 28, 1997
Austin C. Drukker, Director


  /s/  WILLARD L. HEDDEN
----------------------------------      February 18, 1997
Willard L. Hedden, Director


  /s/  THOMAS P. INFUSINO
----------------------------------      February 18, 1997
Thomas P. Infusino, Director


  /s/  GERALD KORDE
----------------------------------      February 18, 1997
Gerald Korde, Director




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  /s/  JOLEEN J. MARTIN
----------------------------------      February 18, 1997
Joleen J. Martin, Director


  /s/  ROBERT E. MCENTEE
----------------------------------      January 28, 1997
Robert E. McEntee, Director


  /s/  WILLIAM MCNEAR
----------------------------------      January 28, 1997
William McNear, Director


  /s/  SAM P. PINYUH
----------------------------------      February 18 , 1997
Sam P. Pinyuh, Director


  /s/  ROBERT RACHESKY
----------------------------------      January 28, 1997
Robert Rachesky, Director


  /s/  BARNETT RUKIN
----------------------------------      February 18, 1997
Barnett Rukin, Director


  /s/  RICHARD F. TICE
----------------------------------      January 28, 1997
Richard F. Tice, Director


  /s/  LEONARD VORCHEIMER
----------------------------------      February 18, 1997
Leonard Vorcheimer, Director


  /s/  JOSEPH L. VOZZA
----------------------------------      February 18, 1997
Joseph L. Vozza, Director